EXHIBIT 10.18

         OPTION AGREEMENT BETWEEN TOM HORN, LLC AND DOLPHIN ENERGY
                    CORPORATION DATED OCTOBER 10, 2003






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                                OPTION AGREEMENT

         THIS OPTION AGREEMENT is made and entered into this day by and between TOM HORN, LLC, a Wyoming limited liability company, whose address is in care of
D. Scott Bliss, 1334 Lewis Street, Sheridan, Wyoming 82801 ("Tom Horn") and DOLPHIN ENERGY CORPORATION, whose address is c/o Charles Crowell, 503 University Tower, 6440 North Central Expressway, Dallas, Texas 75206 ("Dolphin").

         WITNESSETH, that:

         WHEREAS, Tom Horn is the owner of those certain Oil and Gas Leases that are identified on Exhibit "A", attached hereto; and

         WHEREAS, Tom Horn wishes to grant and Dolphin wishes to receive an option to purchase the Oil and Gas Leases described on Exhibit "A", attached hereto.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants contained herein, it is agreed as follows:

         1. GRANT OF OPTION. Tom Horn grants to Dolphin the option to purchase the Oil and Gas Leases described on Exhibit "A", attached hereto; provided, however, that Dolphin pays to Tom Horn the sum of $5,000 per month beginning on October 15, 2003, and on November 14, 2003, and on December 15, 2003, and provided further that if Dolphin makes the subject payments, Dolphin shall have until and including January 15, 2004 within which to exercise the option to purchase the Oil and Gas Leases described on Exhibit "A", attached.

         2. EXERCISE OF OPTION. Dolphin may exercise the option granted herein by delivery of a cashier's check to Tom Horn in the sum of $396,000 on or before January 15, 2004, and only if Dolphin has timely made the option payments described in Paragraph 1, above.

         3. ASSIGNMENT AND OPERATING AGREEMENT. In the event that Dolphin exercises the option granted herein, Pioneer shall make an assignment of the Oil and Gas Leases described on Exhibit "A", attached, reserving a fifteen percent (15%) net profits interest in the form marked Exhibit "B", attached. The parties shall also enter into an Operating Agreement in the form marked Exhibit "C", attached.

         4. TIME. Time is of the essence of this Agreement between the parties. In the event that Dolphin does not make any of the option payments described in Paragraph 1 or pay the purchase price described in Paragraph 2, above, Dolphin's rights shall expire.

         5. COUNTERPART EXECUTION. This Agreement may be executed in counterpart originals.

         DATED this 10th day of October, 2003.

                                           TOM HORN, LLC


                                           By:
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                                                  Managing Member


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                                           DOLPHIN ENERGY CORPORATION

                                           By:     /S/ MARC BRUNER
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                                                   Authorized Officer